Exhibit 10.1

Execution Version

Sixth AMENDMENT TO CREDIT AGREEMENT (INCREMENTAL AMENDMENT)

Sixth AMENDMENT TO CREDIT AGREEMENT (INCREMENTAL AMENDMENT) (this “Amendment”), dated as of September 19, 2018 (the “Sixth Amendment Effective Date”), by and among J. CREW GROUP, INC., a Delaware corporation (the “Borrower”), CHINOS INTERMEDIATE HOLDINGS B, INC., a Delaware corporation (“Holdings”), BANK OF AMERICA, N.A., as administrative agent (in such capacity, including any successor thereto, the “Administrative Agent”), as collateral agent (in such capacity, including any successor thereto, the “Collateral Agent”), Swing Loan Lender and Issuer under the Loan Documents, HSBC Bank USA, National Association, as Issuer, Wells Fargo Bank, National Association, as Issuer, and MUFG Union Bank, N.A.

WHEREAS:

A.The Borrower, Chinos Intermediate Holdings B, Inc., the Administrative Agent, the Collateral Agent and certain lenders (collectively, the “Lenders”) are parties to that certain Credit Agreement, dated as of March 7, 2011 (as amended by that certain First Amendment to Credit Agreement, dated as of October 11, 2012, that certain Second Amendment to Credit Agreement, dated as of March 5, 2014, that certain Third Amendment to Credit Agreement, dated as of December 10, 2014, that certain Fourth Amendment to Credit Agreement (Incremental Amendment), dated as of December 17, 2015, that certain Fifth Amendment to Credit Agreement and Consent to Release of Mortgages dated as of November 17, 2016, as amended hereby, and as may be further amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed, subject to the terms and conditions thereof, to extend credit and make certain other financial accommodations available to the Borrower;

B.Pursuant to Section 2.15 of the Credit Agreement, the Borrower has requested a Revolving Commitment Increase in the amount of $25,000,000, and MUFG Union Bank, N.A. (“Revolving Commitment Increase Lender”) has agreed to provide such requested increase, subject to the terms and conditions set forth herein; and

C.In accordance with Section 2.15 of the Credit Agreement, Holdings, the Borrower, the Administrative Agent, the Swing Loan Lender, the Issuers and the Revolving Commitment Increase Lender agree to amend the Credit Agreement as set forth herein, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.Definitions.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

2.Revolving Commitment Increase; Amendment to Credit Agreement.  Subject to the terms and conditions contained herein, the Revolving Commitment Increase Lender has agreed to Revolving Credit Commitments in an aggregate amount of $25,000,000.  This Amendment shall serve as an “Incremental Amendment” referred to in Section 2.15 of the Credit Agreement.  In accordance with Section 2.15 of the Credit Agreement, Schedule I to the Credit Agreement (Revolving Credit Commitments) shall be amended by deleting such schedule and replacing it with the corresponding schedule set forth on Annex I attached hereto.

3.Borrower Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent, the Collateral Agent and the Lenders that:

(a) the representations and warranties set forth in the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on the Sixth Amendment Effective Date, as if made on and as of the Sixth Amendment Effective Date and as if each reference therein to “this Agreement” or the “Credit Agreement” or the like includes reference to this Amendment and the Credit Agreement as amended hereby (except to the extent that such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date); provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates; and

(b) after giving effect to this Amendment, no Default or Event of Default exists as of the Sixth Amendment Effective Date.

4.Revolving Commitment Increase Lender Representations and Warranties.   The Revolving Commitment Increase Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements to be an assignee under Section 12.2(b)(iii) and (v) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.2(b)(iii) of the Credit Agreement), (iii) from and after the Sixth Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Revolving Commitment Increase, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Revolving Commitment Increase and either it, or the Person exercising discretion in making its decision to extend the Revolving Commitment Increase, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.1(a) and (b) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment and to extend the Revolving Commitment Increase, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to make the Revolving Commitment Increase and (vii) attached hereto is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, including but not limited to any documentation required pursuant to Section 3.1 of the Credit Agreement, duly completed and executed by the Revolving Commitment Increase Lender; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

5.Conditions Precedent.  The amendments set forth in this Amendment shall not be effective until each of the following conditions precedent are satisfied in a manner satisfactory to the Administrative Agent:

(a) receipt by the Administrative Agent of a copy of (i) this Amendment, duly authorized and executed by the Borrower, Holdings, the Swing Loan Lender, each Issuer and the Revolving Commitment Increase Lender, and (ii) a copy of the Guarantor Consent and Reaffirmation, in substantially the form of Annex II attached hereto, duly authorized and executed by Holdings and each Subsidiary Guarantor (the “Guarantor Consent and Reaffirmation”);

(b) receipt by the Administrative Agent of a Revolving Credit Note executed by the Borrower in favor of the Revolving Commitment Increase Lender if such Revolving Commitment Increase Lender has requested a Note at least two (2) Business Days in advance of the Sixth Amendment Effective Date;

(c) receipt by the Administrative Agent of a Secretary’s Certificate from each of the Loan Parties certifying (i) the recent passage and continued effectiveness of resolutions, in the case of the Borrower and Holdings, approving the transactions contemplated by this Amendment and, in the case of the Guarantors, approving the Guarantor Consent and Reaffirmation, and (ii) the incumbency of the officers executing this Amendment and the documents delivered in connection therewith to which such Loan Party is a party, in each case in form and substance reasonably satisfactory to the Administrative Agent; and

(d) receipt by the Administrative Agent of a certificate of a Responsible Officer of the Borrower stating that after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein.

6.Effect on Loan Documents.  As amended hereby, the Credit Agreement and the other Loan Documents shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed by the Borrower in all respects.  The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Administrative Agent, the Collateral Agent or the Lenders under the Credit Agreement or the other Loan Documents.  The Borrower hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed and remain in full force and effect.  After giving effect to the Amendment, the Borrower reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.  Each entity that is listed on the signature pages to this Amendment as a “Lender” is hereby deemed a Lender under the Credit Agreement.

7.No Novation; Entire Agreement.  This Amendment is not a novation or discharge of the terms and provisions of the obligations of the Borrower under the Credit Agreement and the other Loan Documents.  There are no other understandings, express or implied, among the Borrower, the Administrative Agent, the Collateral Agent and the Lenders regarding the subject matter hereof or thereof.

8.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.Counterparts; Electronic Execution.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by facsimile or other electronic transmission also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

10.Construction.  This Amendment and the Credit Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Credit Agreement.  Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.

[Remainder of page intentionally left blank; signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.

J. CREW GROUP, INC., as the Borrower

By:	/s/ VINCENT ZANNA
Name:	Vincent Zanna
Title:	Chief Financial Officer and Treasurer

CHINOS INTERMEDIATE HOLDINGS B, INC.,
as Holdings

By:	/s/ VINCENT ZANNA
Name:	Vincent Zanna
Title:	Chief Financial Officer and Treasurer

[Signature Page to Sixth Amendment to Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent and Collateral Agent

By:	/s/ MATTHEW POTTER
Name: Matthew Potter
Title: Senior Vice President

BANK OF AMERICA, N.A.,
as Swing Loan Lender, Issuer and a Lender

By:	/s/ MATTHEW POTTER
Name: Matthew Potter
Title: Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION,
as Issuer

By:	/s/ ASHLEY BRENNER
Name: Ashley Brenner
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Issuer

By:	/s/ JENNIFER CANN
Name: Jennifer Cann
Title: Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

MUFG UNION BANK, N.A.,
as Revolving Commitment Increase Lender

By:	/s/ JOHN EISSELE
Name: John Eissele
Title: Managing Director

[Signature Page to Sixth Amendment to Credit Agreement]

Annex I

SCHEDULE I TO

CREDIT AGREEMENT

Revolving Credit Commitments

Lender	Revolving Credit Commitment	Applicable Percentage
Bank of America, N.A.	$110,000,000.00	29.333333333%
Wells Fargo Bank, National Association	$92,500,000.00	24.666666667%
HSBC Bank USA, National Association	$52,500,000.00	14.000000000%
TD Bank, N.A.	$35,000,000.00	9.333333333%
Goldman Sachs Bank USA	$30,000,000.00	8.000000000%
U.S. Bank National Association	$30,000,000.00	8.000000000%
MUFG Union Bank, N.A.	$25,000,000.00	6.666666667%
Total	$375,000,000.00	100.000000000%

Annex II

GUARANTOR CONSENT AND REAFFIRMATION

September 19, 2018

Reference is made to (i) the Sixth Amendment to Credit Agreement, dated as of dated as of September 19, 2018, attached as Exhibit A hereto (the “Amendment”), among the Borrower, the Administrative Agent, the Collateral Agent, the Swing Loan Lender, the Issuers and MUFG Union Bank, N.A., and (ii) the Credit Agreement dated as of March 7, 2011 (as amended, amended and restated, supplemented or otherwise modified through the date hereof, including pursuant to the Amendment, the “Credit Agreement”), among the Borrower, Holdings, the Administrative Agent, the Collateral Agent and each Lender from time to time party thereto.  Capitalized terms used but not otherwise defined in this Guarantor Consent and Reaffirmation (this “Consent”) are used with the meanings attributed thereto in the Credit Agreement.

Each Guarantor hereby consents to the execution, delivery and performance of the Amendment and agrees that each reference to the Credit Agreement in the Loan Documents shall, on and after the Sixth Amendment Effective Date, be deemed to be a reference to the Credit Agreement in accordance with the terms of the Amendment.

Each Guarantor hereby acknowledges and agrees that, after giving effect to the Amendment, all of its respective obligations and liabilities under the Loan Documents to which it is a party, as such obligations and liabilities have been amended by the Amendment, are reaffirmed and remain in full force and effect.

After giving effect to the Amendment, each Guarantor reaffirms each Lien granted by it to the Collateral Agent for the benefit of the Secured Parties under each of the Loan Documents to which it is a party, which Liens shall continue in full force and effect during the term of the Credit Agreement, and shall continue to secure the Obligations (after giving effect to the Amendment), in each case, on and subject to the terms and conditions set forth in the Credit Agreement and the other Loan Documents.

Nothing in this Consent shall create or otherwise give rise to any right to consent on the part of the Guarantors to the extent not required by the express terms of the Loan Documents.

This Consent is a Loan Document and shall be governed by, and construed in accordance with, the law of the State of New York.

[The remainder of this page is intentionally left blank]

IN WITNESS WHEREOF, the undersigned have caused this Consent to be executed as of the date first above written.

CHINOS INTERMEDIATE HOLDINGS B, INC.

J. CREW OPERATING CORP.

J. CREW INC.

J. CREW INTERNATIONAL, INC.

GRACE HOLMES, INC.

H. F. D. NO. 55, INC.

MADEWELL INC.

J. CREW VIRGINIA, INC.

By:	/s/ VINCENT ZANNA
Name:	Vincent Zanna
Title:	Chief Financial Officer and Treasurer

[Guarantor Consent and Reaffirmation Signature Page]

Exhibit A

Sixth Amendment to Credit Agreement

See Attached.